UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

CODA OCTOPUS GROUP, INC.

(Name of Small Business Issuer in its Charter)

Delaware	001-38154	34-2008348
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 S Hiawassee Rd., Suite 104-105

Orlando, Florida 32835

(Address, Including Zip Code of Principal Executive Offices)

407-735-2406

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CODA	Nasdaq

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Michael Midgley, Chief Financial Officer of Coda Octopus Group, Inc. (the “Company”), has notified the Company that he will be stepping down from his positions with the Company for personal reasons, effective June 13, 2022. Mr. Midley will provide transitional support to the Company’s new CFO for a limited period following his resignation.

(c) On May 24, 2022, Coda Octopus Group, Inc. (the “Company”) appointed Nathan Parker to be the Company’s Chief Financial Officer effective as June 13, 2022 (the “Effective Date”). Mr. Parker is replacing Michael Midgley.

From 2021 to 2022, Nathan Parker was Chief Financial Officer for Water Treatment of Franklin Electric, a Fort Wayne, Indiana based manufacturer and distributor of water and fuel systems for use across residential, commercial, agricultural, industrial, and municipal applications. From 2016 to 2021, he was Chief Financial Officer of The RDI Group, a privately held manufacturer of industrial systems for the asphalt roofing, construction, telecom, and power and metal coil processing industries. Between 2010 and 2016, he worked in various financial positions at Amcor Flexibles, a global leader in packaging for food, beverage, pharmaceutical, medical, and personal care, and Whirlpool Corporation, a leading kitchen and laundry appliance company. Prior thereto, he worked as an analyst at The Connable Office, a multiple-family investment firm offering wealth management, holistic planning, and trust and advisory services. Mr. Parker earned a Master of Business Administration from Michigan State University and a Bachelor of Science, Financial Services, from Brigham Young University.

Mr. Parker will be paid an annual base salary of $230,000 and will be issued options to purchase shares of common stock of the Company, valued at $50,000 on the Effective Date, under the Company’s existing stock incentive plan that will vest in three equal annual installments commencing on June 13, 2023. He is also receiving a sign on bonus of $20,000.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.39	Employment Agreement dated May 24, 2022, between the Company and Nathan Parker.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2022

Coda Octopus Group, Inc.

By:	/s/ Annmarie Gayle
Chief Executive Officer